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                        AMENDMENT NO. 3 TO LOAN AGREEMENT

         AMENDMENT NO. 3, dated as of March 18, 1997, among GS TECHNOLOGIES OPERATING CO., INC., a Delaware corporation ("GSTOC"), and its direct and indirect Subsidiaries, CI (U.S.) CORP (formerly Control International, Inc.), a Utah corporation ("CII"), GEORGETOWN STEEL CORPORATION, a Delaware corporation ("GSC"), FLORIDA WIRE AND CABLE, INC., a Delaware corporation ("FWCC"), GEORGETOWN WIRE COMPANY, INC., a Delaware corporation ("GWC"), and K-LATH CORPORATION, INC., a California corporation ("K-Lath")) (GSTOC, CII, GSC, FWCC, GWC and K-Lath, individually a "Borrower", and collectively "Borrowers"), the Lenders (as defined herein), MELLON BANK. N.A., a national banking association ("Mellon") as documentation agent for the Lenders (Mellon, in such capacity, being "Documentation Agent"), and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("GE Capital"), as agent for the Lenders (GE Capital, in such capacity, being "Agent").

         Borrowers, Agent, Documentation Agent and Lenders are parties to a Loan Agreement, dated as of October 5, 1995, as amended by Amendment No. 1 to Loan Agreement dated July 8, 1996 and Amendment No. 2 to Loan Agreement dated as of December 20, 1996 (the "Loan Agreement"). Borrowers, Agent, Documentation Agent and the Lenders desire to amend the Loan Agreement in certain respects, and, accordingly, Borrowers, Agent, Documentation Agent and Lenders agree as follows:

         1. DEFINITIONS. Except as otherwise provided herein, the terms defined in the Loan Agreement are used herein as defined therein.

         2.       AMENDMENT. Effective as of the date hereof, subsection B of
Section 7.11 of the Loan Agreement is restated as follows:

         B) GSTOC (i) may sell the assets or stock of Tree Island, provided that the Net Cash Proceeds are delivered to Agent for application (1) first, to the repayment in full of all amounts owed by Tree Island pursuant to the Tree Island Credit Facility, (2) second, to the repayment of the Revolving Credit Loan, and (3) third, any remaining balance, to the repayment of the Term Loans, and (ii) may sell the assets or stock of GWC or the assets of any of the operating units or divisions of GWC (including the assets or stock of K-Lath), provided that the Net Cash Proceeds are delivered to Agent for application (1) first, to the repayment of the Revolving Credit Loan, and (2) second, any remaining balance, to the repayment of the Term Loans; and

         3. RELEASE OF LIEN AND GWC AND K-LATH. (a) Simultaneously with the closing of the sale of the assets or stock of Tree Island, Agent agrees to release its Lien on such assets or stock in order to permit Borrower to effect such sale, and to execute and deliver to Borrower appropriate UCC-3 termination statements and other releases as reasonably requested by Borrower.

                  (b) Simultaneously with the closing of the sale of the assets or stock of GWC or the assets of any of the operating units or divisions of GWC (including the assets, or stock of K-Lath), Agent agrees to release its lien on such assets or stock in order to permit Borrower to effect


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such sale, and, if the sale is of the stock of GWC or K-Lath, to release GWC or
K-Lath from any and all Loan Documents to which GWC or K-Lath is a party, and to execute and deliver to Borrower appropriate UCC-3 termination statements and other releases as reasonably requested by Borrower.

         4. CONFIRMATION OF REPRESENTATIONS AND WARRANTIES. Borrowers hereby confirm that the representations and warranties of Borrowers contained in the Loan Documents were correct in all material respects as to Borrowers and their Subsidiaries taken as a whole on and as of October 5, 1995, and that such representations and warranties are correct as to Borrowers and their Subsidiaries taken as a whole on the date hereof, except (i) to the extent that any such representation or warranty expressly relates to an earlier date, and
(ii) for changes resulting from transactions contemplated or permitted by the Loan Documents and changes occurring in the ordinary course of business that in the aggregate are not materially adverse.

         5. NO DEFAULT. Borrowers represent and warrant that no Default or Event of Default exists as of the date hereof.

         6. MISCELLANEOUS. The Loan Agreement is, and shall be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the date of this Amendment No. 3 (i) all references in the Loan Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment No. 3, and (ii) all references in the other Loan Documents to the "Loan Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment No. 3. The execution, delivery and effectiveness of this Amendment No. 3 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or any Lender under the Loan Agreement or any other Loan Document, nor constitute a waiver of any provision of the Loan Agreement or any other Loan Document. This Amendment No. 3 and the obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America.

         7. COUNTERPARTS. This Amendment No. 3 may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement.

                        [SIGNATURES FOLLOW ON NEXT PAGE]




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IN WITNESS WHEREOF, this Amendment No. 3 has been duly executed as of the date of the date first written above.

                         GS TECHNOLOGIES OPERATING CO., INC.


                         By:   /s/ Luis E. Leon
                              ------------------------------------------------
                              Name:   Luis E. Leon
                              Title:  Senior Vice President & Chief Financial
                                      Officer


                         CI (U.S.) CORP. (FORMERLY CONTROL INTERNATIONAL, INC.) GEORGETOWN STEEL CORPORATION
                         FLORIDA WIRE AND CABLE, INC.
                         GEORGETOWN WIRE COMPANY, INC.
                         K-LATH CORPORATION, INC.


                         By:    /s/ Luis E. Leon
                              ------------------------------------------------
                              Name:    Luis E. Leon
                              Title:   Vice President






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     Agreed to and accepted as of the date first above written.



GENERAL ELECTRIC CAPITAL                     MELLON BANK, N.A., as Documentation
CORPORATION, as Agent and Lender             Agent and Lender

By: /s/ Abigail Wolf                         By: /s/ Dwayne R. Finney
    ---------------------------------            ---------------------------------------
Name:                                        Name: Dwayne R. Finney
      -------------------------------              -------------------------------------
Title: Duly Authorized Signatory             Title: Assistant Vice President
      -------------------------------              -------------------------------------

NATIONSBANK, N.A., as Lender                 PILGRIM PRIME RATE TRUST, as Lender

By: /s/ Mark D. Halmrast                     By: /s/ Howard Tiffen
    ---------------------------------            ---------------------------------------
Name: Mark D. Halmrast                       Name: Howard Tiffen
      -------------------------------              -------------------------------------
Title: Vice President                        Title:Senior Vice President
      -------------------------------              -------------------------------------

NBD BANK ASSOCIATION, as Lender              PNC BANK, NATIONAL ASSOCIATION, as Lender

By: /s/ T. Thomas Cheng                      By: /s/ Lynn Koncz
    ---------------------------------            ---------------------------------------
Name: T. Thomas Cheng                        Name:Lynn Koncz
      -------------------------------              -------------------------------------
Title: First Vice President                  Title: Vice President
      -------------------------------              -------------------------------------

LASALLE NATIONAL BANK, as Lender             HARRIS TRUST AND SAVINGS BANK, as Lender

By: /s/ Michael Burton                       By: /s/ John M. Dillon
    ---------------------------------            ---------------------------------------
Name: Michael Burton                         Name: John M. Dillon
      -------------------------------              -------------------------------------
Title: First Vice President                  Title: Vice President
      -------------------------------              -------------------------------------

SCOA PLANT FINANCING COMPANY,
as Lender

By: Sumitomo Corporation of America,
    General Partner

    By: /s/ Masahiko Nakagawa
       ------------------------------
        Name: Masahiko Nakagawa
              -----------------------
        Title: Senior Vice President
              -----------------------
        and General Manager
        -----------------------------



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